Exhibit 99.1

Innoviva Appoints Stephen Basso as Chief Financial Officer

BURLINGAME, Calif., August 25, 2023 – Innoviva, Inc. (NASDAQ: INVA) (“Innoviva” and “the Company”), a diversified holding company with a portfolio of royalties and other healthcare assets, today announced the appointment of Stephen Basso as its Chief Financial Officer, effective August 21, 2023.

“We are excited to welcome Stephen to our executive leadership team and believe the Company will benefit greatly from his background and experience,” said Pavel Raifeld, Chief Executive Officer of Innoviva. “I look forward to working with Stephen to advance our strategy and create shareholder value.”

Mr. Basso brings more than 30 years of experience in the financial services industry and financial leadership in the pharmaceutical industry. Prior to joining Innoviva, Mr. Basso served as Chief Financial Officer and Chief Operating Officer at Cybrexa Therapeutics. Before Cybrexa, Mr. Basso held a variety of finance leadership positions in the industry, including as Senior Vice President of Finance at Inozyme Pharma, Inc., Vice President of North American commercial operations and global finance at Alexion Pharmaceuticals, Inc., and various finance roles at Pfizer, Inc. and Fidelity Investments. Mr. Basso received a Bachelor of Science in business from Providence College and a Master of Business Administration in finance from Boston College.

Mr. Basso added, “I am thrilled to join Innoviva at a critical time in its development. Working alongside such a dedicated team, I am confident we will capitalize on many opportunities for value creation and growth."

About Innoviva

Innoviva is a diversified holding company with a portfolio of royalties and other healthcare assets. Innoviva’s royalty portfolio includes respiratory assets partnered with Glaxo Group Limited (“GSK”), including RELVAR®/BREO® ELLIPTA® (fluticasone furoate/ vilanterol, “FF/VI”) and ANORO® ELLIPTA® (umeclidinium bromide/ vilanterol, “UMEC/VI”). Under the Long-Acting Beta2 Agonist (“LABA”) Collaboration Agreement, Innoviva is entitled to receive royalties from GSK on sales of RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA®. Innoviva’s other healthcare assets include infectious disease and hospital assets stemming from acquisitions of Entasis Therapeutics, including its lead asset XACDURO® (sulbactam-durlobactam) for the treatment of hospital-acqauire bacterial pneumonia and ventilator-assoicated bacterial pneumonia, and La Jolla Pharmaceutical, including GIAPREZA® (angiotensin II), approved to increase blood pressure in adults with septic or other distributive shock and XERAVA® (eravacycline) for the treatment of complicated intra-abdominal infections in adults.

ANORO®, RELVAR® and BREO® are trademarks of the GSK group of companies.

Forward Looking Statements

This press release contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, and future events. Innoviva intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal”, “intend”, “objective”, “opportunity”, “plan”, “potential”, “target” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve substantial risks, uncertainties, and assumptions. These statements are based on the current estimates and assumptions of the management of Innoviva as of the date of this press release and are subject to known and unknown risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Innoviva to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: expected cost savings; lower than expected future royalty revenue from respiratory products partnered with GSK; the commercialization of RELVAR®/BREO® ELLIPTA®, ANORO® ELLIPTA®, GIAPREZA®, XERAVA® and XACDURO® in the jurisdictions in which these products have been approved; the strategies, plans and objectives of Innoviva (including Innoviva’s growth strategy and corporate development initiatives); the timing, manner, and amount of potential capital returns to shareholders; the status and timing of clinical studies, data analysis and communication of results; the potential benefits and mechanisms of action of product candidates; expectations for product candidates through development and commercialization; the timing of regulatory approval of product candidates; and projections of revenue, expenses and other financial items; the impact of the novel coronavirus (“COVID-19”); the timing, manner and amount of capital deployment, including potential capital returns to stockholders; and risks related to the Company’s growth strategy. Other risks affecting Innoviva are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Innoviva’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov. Past performance is not necessarily indicative of future results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The information in this press release is provided only as of the date hereof, and Innoviva assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Investor & Media Contacts:

Argot Partners
(212) 600-1902
innoviva@argotpartners.com